EXHIBIT 10.3

                      NOTE EXTENSION AGREEMENT


This Note Extension Agreement (the "Agreement") is by and between Celcor, Inc. ("Celcor") and Northeast (USA) Corp. ("Northeast") is dated as of March 15, 1995.

WHEREAS: Northeast has previously executed a promissory note ("Note") dated August 9, 1994 for $700,000 in favor of Celcor. Such Note was due November 30, 1994 and is unpaid at this date.

WHEREAS: Northeast shareholders have executed a Pledge Agreement securing the Note with their shares of Northeast stock.

WHEREAS: Celcor and Northeast have agreed, under certain terms and conditions, to merge. The process of completing the merger is continuing as of this date.

WHEREAS: It is in the best interest of Celcor and Northeast that the maturity of the Note be extended.

IT IS THEREFORE AGREED that the terms of the Note be hereby modified as follows:

1.    The maturity date of the Note is hereby extended to June 30, 1995.

2.    Interest of the Note shall accrue from April 1, 1995.

3. At the effective date of any merger between Celcor and Northeast, such Note and the Pledge Agreement shall be cancelled and all accrued interest, if any, shall be forgiven.

Agreed to this 15th day of March, 1995.

                                          CELCOR, INC.


                                          /s/ Stephen E. Roman, Jr.
                                          Stephen E. Roman, Jr.
                                          President


                                          NORTHEAST (USA) CORP.


                                          /s/ Nanshan Wu
                                          Nanshan Wu
                                          President


                        NOTE EXTENSION AGREEMENT


This Note Extension Agreement (the "Agreement") is by and between Celcor, Inc. ("Celcor") and Northeast (USA) Corp. ("Northeast") is dated as of June 30, 1995.

WHEREAS: Northeast has previously executed a promissory note ("Note") dated August 9, 1994 for $700,000 in favor of Celcor. Such Note, by terms of a previous extension agreement was due June 30, 1995 and is unpaid at this date.

WHEREAS: Northeast shareholders have executed a Pledge Agreement securing the Note with their shares of Northeast stock.

WHEREAS: Celcor and Northeast have agreed, under certain terms and conditions, to merge. The process of completing the merger is continuing as of this date.

WHEREAS: It is in the best interest of Celcor and Northeast that the maturity of the Note be extended.

IT IS THEREFORE AGREED that the terms of the Note be hereby modified as follows:

1.    The maturity date of the Note is hereby extended to October 31, 1995.

2.    If unpaid at maturity, interest of the Note shall accrue from November
1, 1995.

3. At the effective date of any merger between Celcor and Northeast, such Note and the Pledge Agreement shall be cancelled and all accrued interest, if any, shall be forgiven.

Agreed to this 30th day of June, 1995.

                                          CELCOR, INC.


                                          /s/ Stephen E.Roman, Jr.
                                          Stephen E. Roman, Jr.
                                          President


                                          NORTHEAST (USA) CORP.


                                          /s/ Nanshan Wu
                                          Nanshan Wu
                                          President